Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Contingencies [Abstract]
Contingencies

9. Contingencies

From time to time, the Company becomes party to legal proceedings and administrative actions, which are of an ordinary or routine nature, incidental to the operations of the Company. Although it is difficult to predict the outcome of any legal proceeding, in the opinion of the Company's management, such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.

8. Commitments and Contingencies

Operating Leases

The Company leases certain land, buildings, equipment, vehicles, warehouses, and office space under the terms of non-cancelable operating leases which expire through the year 2023.

Future annual payments on the operating leases as of December 31, 2010 are as follows:

(in thousands of dollars)
Year Ending December 31
2011	$9,534
2012	8,695
2013	7,323
2014	5,746
2015	3,432
2016 and thereafter	7,628

Total	$42,358

Rent expense for all operating leases amounted to approximately $9.7 million, $8.7 million and $7.9 million (excluding the provision for future rental costs related to the exit from certain leased facilities) for the years ended December 31, 2010, 2009 and 2008, respectively.

Capital Leases

The Company leases certain buildings and equipment under the terms of non-cancelable capital leases which expire through the year 2019.

Future annual payments on the capital leases as of December 31, 2010 are as follows:

(in thousands of dollars)
Year Ending December 31
2011	$2,859
2012	2,684
2013	2,684
2014	2,420
2015	1,096
2016 and thereafter	5,030
Interest portion	(4,396)

Total	$12,377

See Note 15 for additional information on the Company's lease transactions.

Purchase Commitments

The Company was obligated under an agreement through December 31, 2009 with its major ink supplier to purchase annually the greater of $4.0 million of ink or 90% of all ink purchases by the Company from this supplier subject to certain rebates. This agreement expired on December 31, 2009 and was subsequently extended until June 30, 2010. A new agreement, which is in the process of being executed, covers the period from July 1, 2010 through December 31, 2012 and obligated the Company to purchase the greater of approximately $10.1 million or 90% of all ink purchases by the Company from the supplier subject to certain rebates. For the years ended December 31, 2010, 2009 and 2008, the Company purchased approximately $9.1 million, $5.7 million and $7.6 million, respectively, of ink from this supplier.

Capital Project Commitments Related to Property, Plant and Equipment

At December 31, 2010, the Company has various capital projects related to property, plant and equipment in progress with approximately $23.9 million in future estimated costs to complete the projects.

Legal Proceedings

From time to time, the Company becomes party to legal proceedings and administrative actions, which are of an ordinary or routine nature, incidental to the operations of the Company. Although it is difficult to predict the outcome of any legal proceeding, in the opinion of the Company's management, such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.